UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, NY (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE1, Asset-Backed Certificates, Series 2005-HE1, which was made on March 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on March 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: April 1, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Administrator:
Leigh Gordon 312.904.4839
leigh.gordon@abnamro.com
Analyst:
Julie Kang 714.259.6208
julie.kang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Page 2-5
Page 6-14

Page 20-28
Page 29-37
Page 38-46
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE1
BS005HE1_200503_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Jan-05
25-Feb-05
25-Jan-35
Parties to The Transaction
Issuer: Bear Stearns & Co. Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Ratings Services/Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.392228%
2.650000%
2.850000%
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC III
Statement Date:
ABN AMRO Acct: 722299.2
933.932579793
36.882534115
0.000000000
897.050045678
2.041161535
3.010000000%
0.00
0.00
0.000000000
2.81000000%
0.000000000
073879PL6
I-A-1
191,996,000.00
7,081,299.02
0.00
172,230,020.57
391,894.85
179,311,319.59
1000.000000000
0.000000000
0.000000000
1000.000000000
2.240000000
3.080000000%
0.00
0.00
0.000000000
2.88000000%
0.000000000
073879PM4
I-A-2
88,379,000.00
0.00
0.00
88,379,000.00
197,968.96
88,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.333333182
3.200000000%
0.00
0.00
0.000000000
3.00000000%
0.000000000
073879PN2
I-A-3
22,015,000.00
0.00
0.00
22,015,000.00
51,368.33
22,015,000.00
971.374568647
36.885906131
0.000000000
934.488662516
2.206099575
3.120000000%
0.00
0.00
0.000000000
2.92000000%
0.000000000
073879PP7
II-A-1
721,706,000.00
26,620,779.77
0.00
674,426,074.67
1,592,155.30
701,046,854.44
971.374568632
36.885906133
0.000000000
934.488662499
2.236320098
3.160000000%
0.00
0.00
0.000000000
2.96000000%
0.000000000
073879PQ5
II-A-2
180,426,000.00
6,655,176.50
0.00
168,606,051.42
403,490.29
175,261,227.92
1000.000000000
0.000000000
0.000000000
1000.000000000
2.473333367
3.380000000%
0.00
0.00
0.000000000
3.18000000%
0.000000000
073879PR3
M-1
100,250,000.00
0.00
0.00
100,250,000.00
247,951.67
100,250,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.706666626
3.680000000%
0.00
0.00
0.000000000
3.48000000%
0.000000000
073879PS1
M-2
81,263,000.00
0.00
0.00
81,263,000.00
219,951.85
81,263,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.784444607
3.780000000%
0.00
0.00
0.000000000
3.58000000%
0.000000000
073879PT9
M-3
27,341,000.00
0.00
0.00
27,341,000.00
76,129.50
27,341,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.188888713
4.300000000%
0.00
0.00
0.000000000
4.10000000%
0.000000000
073879PU6
M-4
18,987,000.00
0.00
0.00
18,987,000.00
60,547.43
18,987,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.266666484
4.400000000%
0.00
0.00
0.000000000
4.20000000%
0.000000000
073879PV4
M-5
18,227,000.00
0.00
0.00
18,227,000.00
59,541.53
18,227,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666476
5.300000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
073879PW2
M-6
17,468,000.00
0.00
0.00
17,468,000.00
69,289.73
17,468,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.172222020
6.850000000%
0.00
6,928.57
0.314577526
6.24554267%
0.000000000
073879PX0
M-7
22,025,000.00
0.00
0.00
22,025,000.00
113,918.19
22,025,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
125.214540478
0.00
3,613,642.35
125.214540478
N/A
0.000000000
CE
28,859,606.37
0.00
0.00
28,859,606.37
3,613,642.35
28,859,606.37
1000.000000000
0.000000000
0.000000000
1000.000000000
6096018.500000000
0.00
609,601.85
6096018.500000000
N/A
0.000000000
P
100.00
0.00
0.00
100.00
609,601.85
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QA9

0.00
0.00
0.00
0.00
0.00
0.00
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.392228%
2.650000%
2.850000%
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC III
Statement Date:
ABN AMRO Acct: 722299.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QB7

0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QD3

0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QC5
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
4,230,172.77
1,518,942,706.37
1,480,434,108.32
48,064,707.12
Total
1,440,076,853.03
40,357,255.29
0.00
7,707,451.83
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.392228%
2.650000%
2.850000%
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC IV
Statement Date:
ABN AMRO Acct: 722299.2
1000.000000000
0.000000000
0.000000000
1000.000000000
125.214540478
0.00
3,613,642.35
125.214540478
N/A
0.000000000
073879PZ5
CE
28,859,606.37
0.00
0.00
28,859,606.37
3,613,642.35
28,859,606.37
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST801

0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
3,613,642.35
28,859,606.37
28,859,606.37
3,613,642.35
Total
28,859,606.37
0.00
0.00
3,613,642.35
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.392228%
2.650000%
2.850000%
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC V
Statement Date:
ABN AMRO Acct: 722299.2
1000.000000000
0.000000000
0.000000000
1000.000000000
6096018.500000000
0.00
609,601.85
6096018.500000000
N/A
0.000000000
073879PY8
P
100.00
0.00
0.00
100.00
609,601.85
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST802

0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
609,601.85
100.00
100.00
609,601.85
Total
100.00
0.00
0.00
609,601.85
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
9,111,029.17
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
997,737.81
90,340.79
39,269,176.69
0.00
0.00
0.00
49,469,764.90
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,480,434,008.32
997,737.81
39,359,517.48
0.00
0.00
0.00
1,440,076,753.03
8,814
191
0
0
8,623
585,108.87
Extra Principal
Trigger Event
No
0.00
40,357,255.29
Over Collateralization Amt
28,859,606.37
Less Extra Principal
Remittance Interest
0.00
9,111,029.17
0.00
39,359,517.48
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,480.43
9,112,509.61
Total Fees
586,589.30
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
1,480.43
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
180,810.82
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
25,839.25
981.41
455,000.00
0.00
0.00
0.00
662,664.33
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
32,841,713.24
25,839.25
455,981.41
0.00
0.00
0.00
32,359,892.58
137
1
0
0
136
13,684.05
Trigger Event
No
481,820.66
Over Collateralization Amt
28,859,606.37
Remittance Interest
180,810.82
0.00
455,981.41
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(32.84
180,843.67
Total Fees
13,716.89
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
32.84
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
87,443.05
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,918.78
73.76
184,141.21
0.00
0.00
0.00
279,586.99
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
10,182,546.96
7,918.78
184,214.97
0.00
0.00
0.00
9,990,413.21
148
2
0
0
146
3,689.93
Trigger Event
No
192,133.75
Over Collateralization Amt
28,859,606.37
Remittance Interest
87,443.05
0.00
184,214.97
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(10.18
87,453.24
Total Fees
3,700.11
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
10.18
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-228
Interest Summary
Total Trustee Fees
Available Interest
1,612,853.97
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
154,903.49
14,211.67
5,496,448.64
0.00
0.00
0.00
7,278,696.10
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
278,332,129.02
154,903.49
5,510,660.31
0.00
0.00
0.00
272,666,565.22
1,267
19
0
0
1,248
112,788.18
Trigger Event
No
5,665,563.80
Over Collateralization Amt
28,859,606.37
Remittance Interest
1,612,853.97
0.00
5,510,660.31
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(278.33
1,613,132.30
Total Fees
113,066.51
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
278.33
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-327
Interest Summary
Total Trustee Fees
Available Interest
284,395.58
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
29,520.95
1,010.02
711,249.84
0.00
0.00
0.00
1,026,223.82
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
47,434,854.60
29,520.95
712,259.86
0.00
0.00
0.00
46,693,073.79
264
4
0
0
260
19,015.77
Trigger Event
No
741,780.81
Over Collateralization Amt
28,859,606.37
Remittance Interest
284,395.58
0.00
712,259.86
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(47.43
284,443.01
Total Fees
19,063.21
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
47.43
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
1,150,100.79
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
171,607.13
8,532.15
4,849,581.36
0.00
0.00
0.00
6,180,018.86
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
197,429,996.07
171,607.13
4,858,113.51
0.00
0.00
0.00
192,400,275.43
1,405
25
0
0
1,380
76,636.55
Trigger Event
No
5,029,720.64
Over Collateralization Amt
28,859,606.37
Remittance Interest
1,150,100.79
0.00
4,858,113.51
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(197.43
1,150,298.22
Total Fees
76,833.98
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
197.43
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
79,478.19
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,136.73
855.79
78,562.21
0.00
0.00
0.00
166,042.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
9,479,639.36
7,136.73
79,418.00
0.00
0.00
0.00
9,393,084.63
270
3
0
0
267
3,829.77
Trigger Event
No
86,554.73
Over Collateralization Amt
28,859,606.37
Remittance Interest
79,478.19
0.00
79,418.00
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(9.48
79,487.67
Total Fees
3,839.24
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
9.48
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
4,328,341.26
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
491,198.63
60,228.02
22,961,905.68
0.00
0.00
0.00
27,842,434.94
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
761,345,467.92
491,198.63
23,022,133.70
0.00
0.00
0.00
737,832,135.59
4,383
114
0
0
4,269
298,724.10
Trigger Event
No
23,513,332.33
Over Collateralization Amt
28,859,606.37
Remittance Interest
4,328,341.26
0.00
23,022,133.70
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(761.35
4,329,102.61
Total Fees
299,485.44
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
761.35
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
778,003.65
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
109,612.85
4,447.97
4,532,287.75
0.00
0.00
0.00
5,424,495.61
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
143,387,661.15
109,612.85
4,536,735.72
0.00
0.00
0.00
138,741,312.58
940
23
0
0
917
56,740.52
Trigger Event
No
4,646,348.57
Over Collateralization Amt
28,859,606.37
Remittance Interest
778,003.65
0.00
4,536,735.72
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(143.39
778,147.04
Total Fees
56,883.91
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.47
0
0.00
143.39
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits
from SWAP
Agreement
0.00
I-A-1
28
391,894.85
391,894.85
Act/360
0.00
0.00
391,894.85
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
I-A-2
28
197,968.96
197,968.96
Act/360
0.00
0.00
197,968.96
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
I-A-3
28
51,368.33
51,368.33
Act/360
0.00
0.00
51,368.33
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
II-A-1
28
1,592,155.30
1,592,155.30
Act/360
0.00
0.00
1,592,155.30
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
II-A-2
28
403,490.29
403,490.29
Act/360
0.00
0.00
403,490.29
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M-1
28
247,951.67
247,951.67
Act/360
0.00
0.00
247,951.67
0.00
0.00
0.00
0.00
0.00
0.00
Yes
0.00
M-2
28
219,951.85
219,951.85
Act/360
0.00
0.00
219,951.85
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M-3
28
76,129.50
76,129.50
Act/360
0.00
0.00
76,129.50
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M-4
28
60,547.43
60,547.43
Act/360
0.00
0.00
60,547.43
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M-5
28
59,541.53
59,541.53
Act/360
0.00
0.00
59,541.53
0.00
0.00
0.00
0.00
0.00
0.00
Yes
0.00
M-6
28
69,289.73
69,289.73
Act/360
0.00
0.00
69,289.73
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M-7
28
106,989.62
113,918.19
Act/360
0.00
0.00
106,989.62
0.00
0.00
0.00
0.00
0.00
0.00
Yes
0.00
CE
30
3,613,642.35
3,613,642.35
30/360
0.00
3,613,642.35
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
P
30
609,601.85
609,601.85
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3,613,642.35
0.00
3,477,279.06
7,700,523.26
7,707,451.83
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
I-A-1
19.16%
20.24%
1/25/2035
172,230,020.57
0.00
0.00
179,311,319.59
191,996,000.00
218,182.47
0.00
0.00
0.00
6,863,116.55
I-A-2
19.16%
20.24%
1/25/2035
88,379,000.00
0.00
0.00
88,379,000.00
88,379,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
19.16%
20.24%
1/25/2035
22,015,000.00
0.00
0.00
22,015,000.00
22,015,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
19.16%
20.24%
1/25/2035
674,426,074.67
0.00
0.00
701,046,854.44
721,706,000.00
623,644.62
0.00
0.00
0.00
25,997,135.15
II-A-2
19.16%
20.24%
1/25/2035
168,606,051.42
0.00
0.00
175,261,227.92
180,426,000.00
155,910.72
0.00
0.00
0.00
6,499,265.78
M-1
12.44%
13.13%
1/25/2035
100,250,000.00
0.00
0.00
100,250,000.00
100,250,000.00
0.00
0.00
0.00
0.00
0.00
M-2
6.98%
7.37%
1/25/2035
81,263,000.00
0.00
0.00
81,263,000.00
81,263,000.00
0.00
0.00
0.00
0.00
0.00
M-3
5.15%
5.44%
1/25/2035
27,341,000.00
0.00
0.00
27,341,000.00
27,341,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.87%
4.09%
1/25/2035
18,987,000.00
0.00
0.00
18,987,000.00
18,987,000.00
0.00
0.00
0.00
0.00
0.00
M-5
2.65%
2.80%
1/25/2035
18,227,000.00
0.00
0.00
18,227,000.00
18,227,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.48%
1.56%
1/25/2035
17,468,000.00
0.00
0.00
17,468,000.00
17,468,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
1/25/2035
22,025,000.00
0.00
0.00
22,025,000.00
22,025,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
1/25/2035
28,859,606.37
0.00
0.00
28,859,606.37
28,859,606.37
0.00
0.00
0.00
0.00
0.00
P
NA
NA
1/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
1/25/2035
0.00
0.00
997,737.81
0.00
39,359,517.48
0.00
1,518,942,706.37
1,440,076,853.03
1,480,434,108.32
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
609,601.85
609,601.85
Total Excess Allocated to the Bonds
609,601.85
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
609,601.85
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
1,403,577.32
0.00
0.00

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
I-A-1
073879PL6
NR
Aaa
AAA
I-A-2
073879PM4
NR
Aaa
AAA
I-A-3
073879PN2
NR
Aaa
AAA
II-A-1
073879PP7
NR
Aaa
AAA
II-A-2
073879PQ5
NR
Aaa
AAA
M-1
073879PR3
NR
Aa2
AA
M-2
073879PS1
NR
A2
A
M-3
073879PT9
NR
A3
A-
M-4
073879PU6
NR
Baa1
BBB+
M-5
073879PV4
NR
Baa2
BBB
M-6
073879PW2
NR
Baa3
BBB-
M-7
073879PX0
NR
Ba2
BB
CE
073879PZ5
NR
NR
NR
P
073879PY8
NR
NR
NR

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
2.03%
2.20%
0.67%
0.72%
2
0.02%
470,186
0.03%
0.01%
0.01%
0.00%
0.00%
25-Mar-05
175
31,650,147
58
10,337,763
1
151,683
0
0
8,387
1,397,466,974
97.26%
97.04%
2.24%
2.30%
0.05%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
197
34,012,083
4
672,133
0
0
0
0
8,613
1,445,749,793
97.72%
97.66%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
3.68%
3.26%
0.74%
0.38%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
5
1,056,271
1
121,619
0
0
0
0
130
31,182,003
95.59%
96.36%
0.73%
0.37%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
1
121,748
0
0
0
0
0
0
136
32,719,966
99.27%
99.63%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
2.05%
2.48%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
3
247,726
0
0
0
0
0
0
143
9,742,687
97.95%
97.52%
2.03%
2.05%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
3
208,667
0
0
0
0
0
0
145
9,973,880
97.97%
97.95%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - ARM-228
2.48%
2.67%
0.88%
0.93%
0
0.00%
0
0.00%
0.08%
0.06%
0.00%
0.00%
25-Mar-05
31
7,290,697
11
2,540,685
1
151,683
0
0
1,205
262,683,500
96.55%
96.34%
2.45%
2.32%
0.08%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
31
6,451,939
1
151,777
0
0
0
0
1,235
271,728,412
97.47%
97.63%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - ARM-327
4.23%
3.94%
0.77%
0.29%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
11
1,840,727
2
136,682
0
0
0
0
247
44,715,666
95.00%
95.77%
4.55%
2.86%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
12
1,356,106
0
0
0
0
0
0
252
46,078,749
95.45%
97.14%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
1.01%
1.01%
0.36%
0.31%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
14
1,936,703
5
602,899
0
0
0
0
1,361
189,860,673
98.62%
98.68%
1.00%
1.01%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
14
1,986,780
0
0
0
0
0
0
1,391
195,443,216
99.00%
98.99%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.37%
0.18%
0.37%
0.55%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
1
16,530
1
51,866
0
0
0
0
265
9,324,688
99.25%
99.27%
0.37%
0.55%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
1
51,889
0
0
0
0
0
0
269
9,427,750
99.63%
99.45%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - ARM 228
2.30%
2.40%
0.75%
0.83%
2
0.05%
470,186
0.06%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
98
17,696,471
32
6,088,011
0
0
0
0
4,137
713,577,468
96.91%
96.71%
2.67%
2.76%
0.05%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
117
20,979,350
2
301,142
0
0
0
0
4,264
740,064,976
97.28%
97.20%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - ARM 327
1.31%
1.13%
0.65%
0.57%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
12
1,565,022
6
796,001
0
0
0
0
899
136,380,289
98.04%
98.30%
1.91%
1.99%
0.11%
0.15%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
18
2,855,604
1
219,214
0
0
0
0
921
140,312,844
97.98%
97.86%

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
3
243,405
1
151,683
0
0
0.00%
0.00%
0.00%
0.00%
0.01%
0.01%
0.00%
0.00% 0.03%
0.02% 0.00%
0.00%
0.00%
0.00%
0.10%
0.07%
0
0
9
963,298
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
1
107,754
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.01%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.05%
0
0
8
780,303
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
1
79,704
1
151,683
0
0
0.00%
0.00%
0.00%
0.00%
0.08%
0.06%
0.00%
0.00% 0.08%
0.03% 0.00%
0.00%
0.00%
0.00%
0.08%
0.03%
0
0
1
70,168
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.03%
0
0
1
70,207
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.38%
0.19%
0
0
1
90,798
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.38%
0.19%
0
0
1
90,848
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.14%
0.14%
0
0
2
276,696
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.05%
0
0
1
93,231
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
2
163,701
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.05%
0.02% 0.00%
0.00%
0.00%
0.00%
0.07%
0.04%
0
0
3
298,812
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
1
107,754
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.02%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.04%
0
0
3
299,004
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.22%
0.16%
0
0
2
226,823
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.16%
0
0
2
227,012
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Mar-05
8,623
95.91%
1,440,076,753
94.81%
2.17%
2.65%
0
0.00%
0
0.00%
351
7.39%
6.89%
191
39,269,177
0.00
0.00
0.00
0.00
25-Feb-05
8,814
98.03%
1,480,434,008
97.46%
1.97%
2.44%
0
0.00%
0
0.00%
352
7.40%
6.89%
177
37,112,047
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
25-Mar-05
136
1.51%
32,359,893
2.13%
0.73%
1.39%
0
0.00%
0
0.00%
349
7.11%
6.61%
1
455,000
0.00
0.00
0.00
0.00
25-Feb-05
137
1.52%
32,841,713
2.16%
0.00%
0.00%
0
0.00%
0
0.00%
350
7.11%
6.61%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
25-Mar-05
146
1.62%
9,990,413
0.66%
1.35%
1.81%
0
0.00%
0
0.00%
221
10.81%
10.31%
2
184,141
0.00
0.00
0.00
0.00
25-Feb-05
148
1.65%
10,182,547
0.67%
3.90%
3.27%
0
0.00%
0
0.00%
222
10.83%
10.33%
6
344,512
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
25-Mar-05
1,248
13.88%
272,666,565
17.95%
1.50%
1.97%
0
0.00%
0
0.00%
355
7.45%
6.95%
19
5,496,449
0.00
0.00
0.00
0.00
25-Feb-05
1,267
14.09%
278,332,129
18.32%
3.13%
3.71%
0
0.00%
0
0.00%
356
7.46%
6.96%
41
10,722,640
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
25-Mar-05
260
2.89%
46,693,074
3.07%
1.52%
1.50%
0
0.00%
0
0.00%
354
7.70%
7.19%
4
711,250
0.00
0.00
0.00
0.00
25-Feb-05
264
2.94%
47,434,855
3.12%
1.86%
2.84%
0
0.00%
0
0.00%
355
7.69%
7.19%
5
1,387,505
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
25-Mar-05
1,380
15.35%
192,400,275
12.67%
1.78%
2.46%
0
0.00%
0
0.00%
342
7.49%
6.99%
25
4,849,581
0.00
0.00
0.00
0.00
25-Feb-05
1,405
15.63%
197,429,996
13.00%
1.20%
1.41%
0
0.00%
0
0.00%
342
7.49%
6.99%
17
2,832,827
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
25-Mar-05
267
2.97%
9,393,085
0.62%
1.11%
0.83%
0
0.00%
0
0.00%
241
10.56%
10.06%
3
78,562
0.00
0.00
0.00
0.00
25-Feb-05
270
3.00%
9,479,639
0.62%
1.46%
1.86%
0
0.00%
0
0.00%
242
10.57%
10.07%
4
179,925
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
25-Mar-05
4,269
47.48%
737,832,136
48.58%
2.60%
3.02%
0
0.00%
0
0.00%
355
7.32%
6.82%
114
22,961,906
0.00
0.00
0.00
0.00
25-Feb-05
4,383
48.75%
761,345,468
50.12%
1.97%
2.36%
0
0.00%
0
0.00%
356
7.33%
6.83%
88
18,407,738
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
25-Mar-05
917
10.20%
138,741,313
9.13%
2.45%
3.16%
0
0.00%
0
0.00%
354
7.01%
6.51%
23
4,532,288
0.00
0.00
0.00
0.00
25-Feb-05
940
10.45%
143,387,661
9.44%
1.67%
2.21%
0
0.00%
0
0.00%
355
7.01%
6.51%
16
3,236,900
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-05
25-Mar-05
25-Feb-05
25-Apr-05
24-Mar-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
23-Mar-2005 - 13:42 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..